SP Funds 2040 Target Date Fund Investor Shares: SPTBX Institutional Shares: SPTNX www.sp-funds.com	Summary Prospectus February 28, 2025

Before you invest, you may want to review the SP Funds 2040 Target Date Fund (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 28, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.sp-funds.com. You can also get this information at no cost by calling at 425-409-9500.

SP FUNDS 2040 TARGET DATE FUND – FUND SUMMARY

Investment Objective

The SP Funds 2040 Target Date Fund (the “Fund” or the “2040 Fund”) seeks a high level of total return through its target date. Thereafter, the Fund primarily seeks high current income and secondarily capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the “Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (Expenses That You Pay Each Year as a Percentage of The Value of Your Investment)	Investor Shares	Institutional Shares
Management Fees(1)	0.45%	0.45%
Other Expenses	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	—
Shareholder Servicing Fee	0.15%	—
Acquired Fund Fees and Expenses(2)	0.14%	0.14%
Total Annual Fund Operating Expenses	0.99%	0.59%

(1)	Under the Investment Advisory Agreement, Fund pays the Adviser an annual unitary management fee. The Adviser is responsible for substantially all expenses of each fund share class, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, and excluding interest charges on borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses (if any), and litigation expenses and other non-routine or extraordinary expenses.
(2)	Because the Fund is new, Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

Expense Example

This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Expense Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Shares	$101	$315
Institutional Shares	$60	$189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Expense Example above, affect the Fund’s performance. For the fiscal period June 28, 2024 (commencement of operations) through October 31, 2024, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an asset allocation strategy designed for investors who are expecting to retire (assuming a shareholder turns 65 in the year indicated in the Fund’s name) or who otherwise have a long-term savings objective on or around the specific target year (target date), as indicated in the Fund’s name, and who are likely to stop making new investments at that time. The Fund is a diversified investment company that operates as a fund-of-funds.

Under normal conditions, the investment manager allocates the Fund’s assets among its target asset classes by investing primarily in a distinctly-weighted combination of other funds (underlying funds), based on each underlying fund’s predominant asset class and strategy. The Fund will invest its assets primarily in underlying funds that follow a Shariah-compliant investment strategy. The Fund invests primarily in exchange-traded funds advised or sub-advised by the investment manager. The affiliated funds in which the Fund currently may invest include SP Funds S&P 500 Sharia Industry Exclusions ETF, SP Funds Dow Jones Global Sukuk ETF, SP Funds S&P Global REIT Sharia ETF, SP Funds S&P Global Technology ETF and SP Funds S&P World (ex-US) ETF. The Adviser engages a third party to certify Shariah compliance for affiliated funds. The Fund may allocate its assets among other third-party funds to seek exposure to asset classes not offered by the investment manager or when the investment manager determines it is prudent to do so. Such third-party funds may not follow Shariah principles.

The Adviser uses the following glide path – the target allocation among asset classes — as the Fund approaches its target date:

The underlying funds and the percentage allocations in the glide path may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal conditions, the percentage allocations may vary up to 5.0% from the stated allocations. The target date allocation will apply after the target date and during the withdrawal period. Shariah principles prohibit investment in certain types of businesses and prohibit investment in conventional bonds, debentures and other interest-bearing obligations of indebtedness. Accordingly, the Funds will seek exposure to underlying funds that invest in Sukuk in lieu of conventional interest-bearing instruments and the Fund’s allocation to cash will not bear interest. Sukuk is a Shariah-compliant financial certificate representing undivided shares of ownership of a tangible asset as it relates to a specific project or investment activity.

While the Fund is designed for investors expecting to retire or reach another savings goal and begin withdrawals around the target date, investors should also consider other factors, such as their risk tolerance, personal circumstances, legal considerations, tax consequences and status, complete financial situation and needs and individual goals, some or all of which can change frequently. It is possible to lose money by investing in the Fund, including at and after the target date. The Fund does not guarantee a level of income or principal at or after the target date.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

Principal Risks of the Fund’s Investment Strategies

General Market Risk. Securities markets and individual securities, such as equity securities, may increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the underlying funds invest. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the underlying funds invest may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

Retirement Income Risk. The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources. Such risk includes the risk of financial loss, including losses near, or after the Fund’s target date.

Asset Allocation Risk. The Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying funds. There is the possibility that the investment manager’s evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve the Fund’s investment goal in view of actual market trends.

Investing in ETFs Risk. The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities or an ETF may trade at a premium or discount to its net asset value; or, if an index ETF, an ETF may not replicate exactly the performance of the benchmark index it seeks to track. Because the Fund invests in underlying ETFs, and the Fund’s performance is directly related to the performance of the underlying ETFs held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying ETFs to meet their investment goals. In addition, investing in an ETF may also be more costly than if the Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs. The cost of investing in the Fund will generally be higher than the cost of investing directly in an underlying ETF due to its fees and expenses.

Affiliated Funds Risk. In managing the Fund, the investment manager will have authority to select and substitute underlying funds and ETFs. The investment manager may be subject to potential conflicts of interest in selecting underlying funds and ETFs because the fees paid to the investment manager by some underlying funds and ETFs are higher than the fees paid by other underlying funds and ETFs. However, the investment manager is a fiduciary to the Fund and is obligated to act in the Fund’s best interests when selecting underlying funds and ETFs.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Recently Organized Fund Risk. The Fund is a recently organized, diversified management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Principal Risks of the Underlying Funds

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Foreign Securities Risk. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, tariffs, adverse international trade policies, different legal systems and laws relating to bankruptcy and creditors’ rights, and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, the Fund’s NAV may change at times when shares cannot be sold.

Emerging Markets Risk. Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. Such conditions may impact the ability of the underlying funds to buy, sell or otherwise transfer securities; adversely affect the trading market and price for such securities; and/or cause the underlying funds to decline in value.

Foreign Government Risk. Underlying fund investments in securities issued by foreign governments or their agencies or instrumentalities (sovereign debt), including those that issue sukuk through a secondary issuing vehicle, differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Foreign sovereign debt securities involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

Geographic Investment Risk. To the extent an underlying fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. The Fund is expected to have material exposure to the US, India and China as a result of investing in underlying funds that follow Shariah principles.

Sukuk Risk. Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Shariah law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk. Sukuk based on fixed rates are exposed to interest rate risk in the same manner as fixed-rate bonds. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult to make an investment in or dispose of sukuk. An investment in Sukuk funds is not equivalent to an investment in a risk-free asset or cash equivalent. The value of an investment in a Sukuk fund will fluctuate based on its overall portfolio duration and the credit risk of underlying assets.

Debt Securities Risk

Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

Interest Rate Risk. The income generated by debt securities will be affected by changing interest rates. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Rising interest rates across the U.S. and international financial systems may result in fixed-income markets becoming more volatile. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning.

Information Technology Sector Risk. Certain underlying funds are expected to have material exposure in the information technology sector. To the extent the Fund is invested in such underlying funds, market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

REIT Investment Risk. Certain underlying funds are expected to invest primarily in REITs. REITs are subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent any REITs are concentrated in specific geographic areas or property types, it may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the underlying fund will indirectly bear a proportionate share of those fees and expenses.

Gold Risk. Certain underlying funds are expected to invest primarily in gold. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Market Capitalization Risk

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Tracking Error Risk. As with all index funds, the performance of an underlying fund and its corresponding index may differ from each other for a variety of reasons. For example, each underlying fund incurs operating expenses and portfolio transaction costs not incurred by an index. In addition, each underlying fund may not be fully invested in the securities of its corresponding index at all times, including during its initial investment period, or may hold securities not included in the index.

Models and Data Risk. The composition of the corresponding index for each underlying fund is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of an index reflects such errors, an underlying fund’s portfolio can be expected to also reflect the errors.

Shariah-Compliant Investing Risk. Islamic religious law, commonly known as “Shariah,” has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which the Fund can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect the Fund’s performance, especially in comparison to a more diversified fund. Because Shariah principles preclude the use of interest-paying instruments, cash reserves do not earn interest. To the extent that securities become non-compliant following purchase, such securities may be held for a temporary period of time. Additionally, certain companies that meet Shariah screens may nevertheless generate dividend income that is subject to purification.

Non-diversified Fund Risk. Certain underlying funds are non-diversified funds. In general, a non-diversified fund may invest a greater percentage of its assets in a particular issuer and may own fewer securities than other funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual security will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, potential tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.sp-funds.com.

Management

Investment Adviser: ShariaPortfolio, Inc. (“ShariaPortfolio” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Manager: Naushad Virji, portfolio manager at ShariaPortfolio, is responsible for the day-to-day portfolio management of the Fund and has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange (“NYSE”) is open for regular trading through a financial advisor, by mail addressed to the Fund, 615 East Michigan Street, Milwaukee, WI 53202, by wire, or by calling the Fund toll free at (844)-773-8637. Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into a Fund is $250 for Investor Class shares and $50,000 for Institutional Class Shares. Subsequent investments must be in amounts of $25 or more. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans and individual retirement accounts.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in a tax-deferred or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the investment adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about certain products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.